UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2024

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code		(434) 846-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

(a)On May 21, 2024, Bank of the James Financial Group, Inc. (the "Company") held its Annual Meeting of Shareholders for which the board of directors solicited proxies.

(b)As of March 26, 2024, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 4,543,338 shares of common stock outstanding and eligible to vote. 3,497,635 shares, or approximately 76.98% of the outstanding shares, were represented at the meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company voted on the following matters as described in the Company's Proxy Statement dated April 8, 2024.

Proposal No. 1. The Company's shareholders elected four (4) Group Three directors to serve on the board of directors for a three-year term to expire at the Company's 2027 annual meeting of shareholders, as set forth below:

Name	Group	Votes For	Withheld Votes	Broker Non-Votes
Lewis C. Addison	Three	1,733,609	598,332	1,165,694
John R. Alford, Jr.	Three	2,049,830	282,111	1,165,694
William C. Bryant III	Three	2,039,547	292,394	1,165,694
J. Todd Scruggs	Three	2,039,095	292,846	1,165,694

Proposal No. 2. The Company’s shareholders ratified the appointment of Elliott Davis, PLLC, of Raleigh, North Carolina, as the Company’s independent registered public accounting firm for the year ending December 31, 2024, as set forth below:

3,464,135
Votes For	Votes Against	Abstentions	Broker Non-Votes
3,461,447	35,311	877	-

Proposal No. 3. The Company’s shareholders approved the non-binding, advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, as set forth below:

7,590
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,092,070	208,162	31,709	1,165,694

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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